Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Frontier Funds, Inc. does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Frontier Funds, Inc. for the year ended June 30, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Frontier Funds, Inc. for the stated period.

/s/ William D. Forsyth III		/s/ Elyce D. Dilworth
William D. Forsyth III		Elyce D. Dilworth
President and Secretary, Frontier Funds, Inc.		Treasurer and Assistant Secretary, Frontier Funds, Inc.
(Principal Executive Officer)		(Principal Financial Officer)

Dated:	August 28, 2020	Dated:	August 28, 2020

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Frontier Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.